UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                February 28, 2002
                                (Date of earliest
                                 event reported)



Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-4321

Item 5. Other Events

The purpose of the Current Report is to file certain financial information regarding Exelon Corporation and Subsidiary Companies. Such financial information is set forth in the exhibits to this Current Report.

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

     23   Consent of the Independent Public Accountants

     99-1 Selected Financial Data

     99-2 Market for Registrant's Common Equity and Related Stockholder Matters

     99-3 Management's Discussion and Analysis of Financial Condition and
          Results of Operations

     99-4 Financial Statements and Supplementary Data

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      EXELON CORPORATION


                                                      /S/  Ruth Ann Gillis
                                                      --------------------------
                                                      Ruth Ann Gillis
                                                      Senior Vice President and
                                                      Chief Financial Officer


February 28, 2002